EXHIBIT 99.A

                                                   Exhibit A-1 to Schedule 13G/A

      1. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13G/A, and any amendments thereto, be filed on their behalf by Luis Fernando Antunez, whose address is Enrique Foster Sur 20, piso 14, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 19, 2005

                                        Quinenco S.A
                                        Inversiones Rio Grande S.A.


                                        By: /s/ Luis Fernando Antunez
                                            -----------------------------
                                        Name:  Luis Fernando Antunez
                                        Title: Attorney-in-fact


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

                                                   Exhibit A-2 to Schedule 13G/A

      2. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13G/A, and any amendments thereto, be filed on their behalf by Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 19, 2005

                                        Guillermo Luksic Craig
                                        Nicolas Luksic Puga
                                        Inmobiliaria e Inversiones Rio Claro
                                          S.A.


                                        By: /s/ Mario Garrido Taraba
                                            -----------------------------
                                        Name:  Mario Garrido Taraba
                                        Title: Attorney-in-fact

                                                   Exhibit A-3 to Schedule 13G/A

      3. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13G/A, and any amendments thereto, be filed on their behalf by Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 19, 2005

                                        Andronico Luksic Craig
                                        Patricia Lederer Tcherniak
                                        Inversiones Consolidadas S.A.
                                        Andronico Luksic Lederer
                                        Davor Luksic Lederer
                                        Max Luksic Lederer
                                        Dax Luksic Lederer
                                        Inversiones Salta S.A.


                                        By: /s/ Rodrigo Terre Fontbona
                                            -----------------------------
                                        Name:  Rodrigo Terre Fontbona
                                        Title: Attorney-in-fact

                                Power Of Attorney

The undersigned, Quinenco S.A., a corporation whose address is Enrique Foster Sur 20, piso 14, Las Condes, Santiago, Chile, does hereby appoint Luis Fernando Antunez, whose address is Enrique Foster Sur 20, piso 14, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.

                                        QUINENCO S.A.


                                        By: /s/ Francisco Perez Mackenna
                                            ---------------------------------
                                        Name:  Francisco Perez Mackenna
                                        Title: Chief Executive Officer

                                        WITNESS:


                                        /s/ Manuel Jose Noguera Eyzaguirre
                                        -------------------------------------
                                        Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Rio Grande S.A., a holding company whose address is Enrique Foster Sur 20, piso 14, Las Condes, Santiago, Chile, does hereby appoint Luis Fernando Antunez, whose address is Enrique Foster Sur 20, piso 14, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.

                                        INVERSIONES RIO GRANDE S.A.


                                        By: /s/ Luis Fernando Antunez
                                            ---------------------------------
                                        Name: Luis Fernando Antunez


                                        By: /s/ Alessandro Bizzarri Carvallo
                                            ---------------------------------
                                        Name: Alessandro Bizzarri Carvallo

                                        WITNESS:


                                        /s/ Davor Domitrovic Grubisic
                                        -------------------------------------
                                        Name: Davor Domitrovic Grubisic

                                Power Of Attorney

The undersigned, Guillermo Luksic Craig, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Guillermo Luksic Craig
                                            ---------------------------------
                                        Name: Guillermo Luksic Craig

                                        WITNESS:


                                        /s/ Manuel Jose Noguera Eyzaguirre
                                        -------------------------------------
                                        Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Nicolas Luksic Puga, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Nicolas Luksic Puga
                                            ---------------------------------
                                        Name: Nicolas Luksic Puga

                                        WITNESS:


                                        /s/ Alessandro Bizzarri Carvallo
                                        -------------------------------------
                                        Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Inmobiliaria e Inversiones Rio Claro S.A., a holding company whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.

                                        INMOBILIARIA E INVERSIONES
                                        RIO CLARO S.A.


                                        By: /s/ Mario Garrido Taraba
                                            ---------------------------------
                                        Name: Mario Garrido Taraba

                                        WITNESS:


                                        /s/ Alessandro Bizzarri Carvallo
                                        -------------------------------------
                                        Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Andronico Luksic Craig, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Andronico Luksic Craig
                                            ---------------------------------
                                        Name: Andronico Luksic Craig

                                        WITNESS:


                                        /s/ Manuel Jose Noguera Eyzaguirre
                                        -------------------------------------
                                        Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Patricia Lederer Tcherniak
                                            ---------------------------------
                                        Name: Patricia Lederer Tcherniak

                                        WITNESS:


                                        /s/ Manuel Jose Noguera Eyzaguirre
                                        -------------------------------------
                                        Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Consolidadas S.A., a holding company whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.

                                        INVERSIONES CONSOLIDADAS S.A.


                                        By: /s/ Mario Garrido Taraba
                                            ---------------------------------
                                        Name: Mario Garrido Taraba


                                        By: /s/ Rodrigo Terre Fontbona
                                            ---------------------------------
                                        Name: Rodrigo Terre Fontbona

                                        WITNESS:


                                        /s/ Alessandro Bizzarri Carvallo
                                        -------------------------------------
                                        Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Andronico Luksic Lederer, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Andronico Luksic Lederer
                                            ---------------------------------
                                        Name: Andronico Luksic Lederer

                                        WITNESS:


                                        /s/ Alessandro Bizzarri Carvallo
                                        -------------------------------------
                                        Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Davor Luksic Lederer, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Davor Luksic Lederer
                                            ---------------------------------
                                        Name: Davor Luksic Lederer

                                        WITNESS:


                                        /s/ Alessandro Bizzarri Carvallo
                                        -------------------------------------
                                        Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Max Luksic Lederer (minor), son of Andronico Luksic Craig and Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Andronico Luksic Craig
                                            ---------------------------------
                                        Name: Andronico Luksic Craig
                                              Father of Max Luksic Lederer

                                        WITNESS:


                                        /s/ Manuel Jose Noguera Eyzaguirre
                                        -------------------------------------
                                        Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Dax Luksic Lederer (minor), son of Andronico Luksic Craig and Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.


                                        By: /s/ Andronico Luksic Craig
                                            ---------------------------------
                                        Name: Andronico Luksic Craig
                                              Father of Dax Luksic Lederer

                                        WITNESS:


                                        /s/ Manuel Jose Noguera Eyzaguirre
                                        -------------------------------------
                                        Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Salta S.A., a holding company whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13G ("Schedule 13G") any amendments thereto, and any agreement to file Schedule 13G jointly with any other reporting person in respect of the shares of Madeco S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                        Signed as of the 19th day of April 2005.

                                        INVERSIONES SALTA S.A.


                                        By: /s/ Mario Garrido Taraba
                                            ---------------------------------
                                        Name: Mario Garrido Taraba


                                        By: /s/ Rodrigo Terre Fontbona
                                            ---------------------------------
                                        Name: Rodrigo Terre Fontbona

                                        WITNESS:


                                        /s/ Alessandro Bizzarri Carvallo
                                        -------------------------------------
                                        Name: Alessandro Bizzarri Carvallo